DA REN INTERNATIOINAL DEVELOPMENET INC.

(A DEVELOPMENT STAGE COMPANY)

FINANCIAL STATEMENTS FOR THE YEARS ENDED

DECEMBER 31, 2012 AND 2011

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

CONTENTS
Page

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	1

FINANCIAL STATEMENTS

Balance Sheets	2

Statements of Operations	3

Statements of Stockholders’ Equity	4

Statements of Cash Flows	5

Notes to Financial Statements	6 - 9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors

DA REN INTERNATIONAL DEVELOPMENET INC.

(A Development Stage Company)

We have audited the accompanying balance sheets of Da Ren International Development Inc. (a Development Stage Company) (the "Company") as of December 31, 2012 and 2011, and the related statements of operations, stockholders’ equity, and cash flows for years ended December 31, 2012 and 2011 and for the period from April 20, 2010 (inception) through December 31, 2012. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2012 and 2011, and the results of its operations and its cash flows for the years ended December 31, 2012 and 2011 and for the period from April 20, 2010 (inception) through December 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered losses from operations, accumulated deficit of $356,872 and has no cash flows from operations. These conditions raise substantial doubt as to the ability of the Company to continue as a going concern. These financial statements do not include any adjustments that might result from such uncertainty.

/s/ KCCW Accountancy Corp

Diamond Bar, California

August 26, 2013

1

DA REN INTERNATIONAL DEVELOPMENT INC.
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEETS

	December 31,	December 31,
	2012	2011
Assets
Current Assets
Cash and cash equivalents	$341	$112
Prepaid and other current assets	4,868	4,166
Total current assets	5,209	4,278

Land held for investment	2,059,308	1,980,852
Deposits	151	990

Total Assets	$2,064,668	$1,986,120

Liabilities and Stockholders' Equity
Current Liabilities
Accrued expenses	$38,408	$17,338
Due to related party	168,795	130,175
Stock subscription prepayment	-	1,980,852
Total current liabilities	207,203	2,128,365

Stockholders' Equity
Common stock, NTD10 par value, 7,200,000 shares authorized,
6,610,000 and 610,000 shares issued and outstanding
as of December 31, 2012 and 2011, respectively	2,225,849	200,191
Other comprehensive income (loss)	(11,512)	(922)
Deficit accumulated during development stage	(356,872)	(341,514)
Total Stockholders' equity	1,857,465	(142,245)

Total Liabilities and Shareholders' Equity	$2,064,668	$1,986,120

2

DA REN INTERNATIONAL DEVELOPMENT INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011
AND PERIOD FROM APRIL 20, 2010 (INCEPTION) THROUGH DECEMBER 31, 2012

			Accumulated from
			April 20, 2010 (Inception) through
	2012	2011	December 31, 2012

Revenue	$-	$-	$-

Selling, general and administrative expenses	15,358	182,562	356,891

Loss from operations	(15,358)	(182,562)	(356,891)

Other income (expenses)
Interest income	-	5	19
Total other income (expenses)	-	5	19

Loss before provision for income taxes	(15,358)	(182,557)	(356,872)

Provision for income taxes	-	-	-

Net loss	$(15,358)	$(182,557)	$(356,872)

Weighted average number of common shares:
Basic and diluted	5,229,178	540,356	2,212,047

Net loss per share:
Basic and diluted	$(0.00)	$(0.34)	$(0.16)

Other Comprehensive Loss:
Net loss	$(15,358)	$(182,557)	$(356,872)
Foreign currency translation adjustment, net of tax	(10,590)	2,348	(11,512)
Comprehensive loss	$(25,948)	$(180,209)	$(368,384)

3

DA REN INTERNATIONAL DEVELOPMENT INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF CHANGE IN STOCKHOLDERS' EQUITY
FOR PERIOD FROM APRIL 20, 2010 (INCEPTION) THROUGH DECEMBER 31, 2012

	Common Stock		Retained	Comprehensive
	Shares	Amount	Earning	Income (Loss)	Total
Inception on April 20, 2010	300,000	$95,390	$-	$-	$95,390

Net loss	-	-	(158,957)	(3,270)	(162,227)
Balance at December 31, 2010	300,000	95,390	(158,957)	(3,270)	(66,837)

Issuance of common stock for cash	310,000	104,801	-	-	104,801

Translation adjustment	-	-	-	2,348	2,348

Net loss	-	-	(182,557)	-	(182,557)
Balance at December 31, 2011	610,000	200,191	(341,514)	(922)	(142,245)

Issuance of common stock in exchange for contribution of land	6,000,000	2,025,658	-	-	2,025,658

Translation adjustment	-	-	-	(10,590)	(10,590)

Net loss	-	-	(15,358)	-	(15,358)
Balance at December 31, 2012	6,610,000	$2,225,849	$(356,872)	$(11,512)	$1,857,465

4

DA REN INTERNATIONAL DEVELOPMENT INC.
(A DEVELOPMENT COMPANY)
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011
AND PERIOD FROM APRIL 20, 2010 (INCEPTION) THROUGH DECEMBER 31, 2012

			Accumulated from
			April 20, 2010 (Inception) through
	2012	2011	December 31, 2012
Cash flows from operating activities
Net loss	$(15,358)	$(182,557)	$(356,872)
Adjustments to reconcile net income to net cash used in
operating activities:
Changes in assets and liabilities:
Decrease (increase) in prepaid and other assets	(528)	(2,148)	(4,670)
Decrease (increase) in deposits	864	-	(87)
Increase (decrease) in accrued expenses	(17,683)	(17,695)	(2,190)
Net cash used in operating activities	(32,705)	(202,400)	(363,819)

Cash flows from financing activities
Due to related party	32,924	65,945	162,292
Proceeds from issuance of common stock	-	105,213	200,528
Net cash provided by financing activities	32,924	171,158	362,820

Effect of exchange rate changes on cash and cash equivalents	10	929	1,340

Net change in cash and cash equivalents	229	(30,313)	341

Cash and cash equivalents
Beginning	112	30,425	-
Ending	$341	$112	$341

Supplemental disclosure of cash flows
Cash paid during the year for:
Interest expense	$-	$-	$-
Income tax	$-	$-	$-

Non-cash transaction:
Stock subscription prepayment in real property	$-	$2,036,383	$-
Issuance of common stock in exchange of real property	$2,026,069	$-	$2,026,069

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DA REN INTERNATIONAL DEVELOPMENT INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2012

NOTE 1. NATURE OF OPERATIONS AND SUMMARY OF ACCOUNTING POLICIES

Basis of Presentation and Organization

Da Ren International Development Inc., a company in the developmental stage (the “Company”), was incorporated on April 20, 2010 in Taiwan. The Company has conducted limited business operations and had no revenues from operations since its inception. The Company‘s business plan is to develop real estate in Taiwan.

The Company’s year-end is December 31.

Going Concern

These financial statements were prepared on the basis of accounting principles applicable to a going concern, which assumes the realization of assets and discharge of liabilities in the normal course of business. As shown in the accompanying financial statements, the Company had an accumulated deficit of $356,872 as of December 31, 2012, and it had no revenue from operations.

The Company faces all the risks common to companies at development stage, including capitalization and uncertainty of funding sources, high initial expenditure levels, uncertain revenue streams, and difficulties in managing growth. The Company's losses raise substantial doubt about its ability to continue as a going concern. The Company's financial statements do not reflect any adjustments that might result from the outcome of this uncertainty.

The Company is currently addressing its liquidity issue by continually seeking investment capital through private placements of common stock and debt. The Company believes its current and future plans enable it to continue as a going concern. The Company's ability to achieve these objectives cannot be determined at this time. These financial statements do not give effect to any adjustments which would be necessary should the Company be unable to continue as a going concern and therefore be required to realize its assets and discharge its liabilities in other than the normal course of business and at amounts which may differ from those in the accompanying consolidated financial statements.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

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Cash and Cash Equivalents

Cash and cash equivalents include cash and all highly liquid instruments with original maturities of three months or less.

Impairment of long-lived assets

The Company reviews its long-lived assets whenever events or circumstances indicate that the carrying amount of such assets may not be recoverable. Impairment is evaluated by comparing the carrying value of the long-lived assets with the estimated future net undiscounted cash flows expected to result from the use of the assets, including cash flows from disposition. Should the sum of the expected future net cash flows be less than the carrying value, the Company would recognize an impairment loss at that date. An impairment loss would be measured by comparing the amount by which the carrying value exceeds the fair value (estimated discounted future cash flows) of the long-lived assets.

Foreign-currency Transactions

Foreign-currency transactions are recorded in New Taiwan dollars (“NTD”) at the rates of exchange in effect when the transactions occur. Gains or losses resulting from the application of different foreign exchange rates when cash in foreign currency is converted into New Taiwan dollars, or when foreign-currency receivables or payables are settled, are credited or charged to income in the year of conversion or settlement. On the balance sheet dates, the balances of foreign-currency assets and liabilities are restated at the prevailing exchange rates and the resulting differences are charged to current income except for those foreign currencies denominated investments in shares of stock where such differences are accounted for as translation adjustments under stockholders’ equity.

Statement of Cash Flows

Cash flows from the Company's operations are based upon the local currencies. As a result, amounts related to assets and liabilities reported on the statement of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheet.

Translation Adjustment

The accounts of the Company were maintained, and its financial statements were expressed, in New Taiwan Dollar (“NTD”). Such financial statements were translated into U.S. Dollars (“$” or “USD”) in accordance ASC 830, "Foreign Currency Matters," with the NTD as the functional currency. According to the Statement, all assets and liabilities are translated at the current exchange rate, stockholder's equity are translated at the historical rates and income statement items are translated at an average exchange rate for the period. The resulting translation adjustments are reported under other comprehensive income as a component of stockholders’ equity.

Comprehensive Income

Comprehensive income includes accumulated foreign currency translation gains and losses. The Company has reported the components of comprehensive income on its statements of stockholders’ equity and comprehensive income (loss).

Net Income (loss) per Share

Basic income (loss) per share is computed by dividing net income by weighted average number of shares of common stock outstanding during each period. Diluted income per share is computed by dividing net loss by the weighted average number of shares of common stock, common stock equivalents and potentially dilutive securities outstanding during each period. At December 31, 2012 and 2011, the Company does not have any outstanding common stock equivalents; therefore, a separate computation of diluted loss per share is not presented.

7

Income Taxes

The Company accounts for income taxes in accordance with ASC 740, Income Taxes, which requires that the Company recognize deferred tax liabilities and assets based on the differences between the financial statement carrying amounts and the tax basis of assets and liabilities, using enacted tax rates in effect in the years the differences are expected to reverse. Deferred income tax benefit (expense) results from the change in net deferred tax assets or deferred tax liabilities. A valuation allowance is recorded when, in the opinion of management, it is more likely than not that some or all of any deferred tax assets will not be realized.

Recent Accounting Pronouncements

The Company does not expect the adoption of recently issued accounting pronouncements to have a significant impact on its result of operations, financial position or cash flow.

NOTE 2. INCOME TAXES

The Company has not yet realized income as of the date of this report, and no provision for income taxes has been made. At December 31, 2012 and 2011, there were no deferred tax assets or liabilities.

NOTE 3. RELATED PARTY TRANSACTIONS

The Company’s shareholders have advanced funds to the Company for working capital purposes.  The Company has not entered into any agreement on the repayment terms for these advances. As of December 31, 2012 and 2011, there were $168,795 and $130,175 advances outstanding, respectively.

NOTE 4. STOCKHOLDER’S EQUITY

On April 20, 2010, the Company issued 300,000 shares of common stock to initial investors at a price of NTD10 per share for an aggregate offering price of $95,350.

On March 24, 2011, the Company issued 310,000 shares of common stock to investors at a price of NTD10 per share for an aggregate offering price of $104,801.

On March 26, 2013, the Company’s major shareholder, Da Chuang Business Management Consultant Co., Ltd. entered into a sale and purchase agreement with one individual (the “Seller”) to purchase three lots of undeveloped land for the amount of TWD 60,000,000 (US$2,025,658). Under the agreement, the land was to be transferred to the Company and the purchase amount of TWD 60,000,000 (US$2,025,658) was to be satisfied by the delivery of equivalent value of capital stock to the Seller. The title to the land was transferred from Seller to the Company on August 12, 2011 and the transaction price of $2,025,658 (TWD 60,000,000) was recorded as a stock subscription prepayment on our balance sheet as of December 31, 2011. On March 26, 2012, the Company issued 6,000,000 shares of common stock to sellers and in satisfaction of the purchase amount under the sale and purchase agreement of land.

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NOTE 5. SUBSEQUENT EVENTS

Operating Leases

On April 1, 2013, the Company entered into a lease agreement with an outside party under operating leases for its office facility that will expire on March 31, 2014.

Future minimum lease payments under the operating lease is summarized as follows:

Fiscal Year	Amount
2013	$4,984
2014	1,661
Total	$6,645

The Company evaluated all events or transactions that occurred after December 31, 2012 up through the date the Company issued these financial statements.

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